UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: September 30

Date of reporting period: June 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC. (GFY)

FORM N-Q

June 30, 2014

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 36.4%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.422%	2/25/36	207,446	$172,014	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	113,285	119,348
Banc of America Funding Corp., 2004-B 6A1	2.224%	12/20/34	496,538	350,601	(a)
Banc of America Funding Corp., 2005-E 8A1	2.131%	6/20/35	501,496	332,582	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.852%	4/25/36	717,029	406,904	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.792%	4/25/34	538,922	529,428	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.152%	9/25/34	84,478	84,953	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.654%	11/25/34	367,889	372,517	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.652%	7/25/35	608,394	514,161	(a)
Commercial Mortgage Trust, 2014-BBG A	0.952%	3/15/29	260,000	260,614	(a)(b)
Connecticut Avenue Securities, 2013-C01 M2	5.402%	10/25/23	300,000	361,792	(a)
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	567,089	570,138
Countrywide Alternative Loan Trust, 2004-6CB A	0.442%	5/25/34	644,763	632,661	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.383%	7/20/35	1,073,888	937,111	(a)
Countrywide Alternative Loan Trust, 2007-23CB A7	0.552%	9/25/37	830,060	563,560	(a)
Countrywide Alternative Loan Trust, 2008-2R 3A1	6.000%	8/25/37	708,967	572,354
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.482%	2/25/35	59,004	53,803	(a)
Countrywide Home Loans, 2004-20 2A1	2.482%	9/25/34	584,769	438,039	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	89,783	94,692	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.417%	2/20/36	692,127	642,019	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	221,892	225,459	(b)
Countrywide Home Loans, 2005-R3 AF	0.552%	9/25/35	371,775	337,218	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.572%	7/25/36	186,134	163,657	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.512%	3/25/35	309,363	278,851	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.808%	6/25/34	283,864	272,129	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.485%	9/19/45	643,423	489,812	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.043%	3/19/46	299,579	233,223	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	432,334	25,824
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	84,102	362
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	14,669,646	2,157,557
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	8,857,630	1,459,466
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/25/33	1,778,298	324,275
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	8/25/18	601,625	45,499	(a)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.701%	3/20/60	167,713	168,056	(a)(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.151%	5/20/60	144,587	147,282	(a)(c)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.151%	6/20/60	770,286	787,140	(a)(c)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.602%	11/20/60	1,402,459	1,399,719	(a)(c)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.652%	1/20/61	161,567	161,596	(a)(c)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.652%	12/20/60	319,654	319,697	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 36.4% (continued)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.652%	12/20/60	304,030	$304,097	(a)(c)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.602%	2/20/61	706,840	705,474	(a)(c)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.652%	2/20/61	466,178	466,201	(a)(c)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.652%	2/20/61	484,077	484,162	(a)(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.652%	3/20/61	843,691	843,815	(a)(c)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.652%	4/20/61	168,661	168,692	(a)(c)
Government National Mortgage Association (GNMA), 2012-H18 NA	0.672%	8/20/62	784,168	786,143	(a)(c)
Government National Mortgage Association (GNMA), 2012-H23 SA	0.682%	10/20/62	640,057	639,097	(a)(c)(d)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.672%	10/20/62	847,108	848,035	(a)(c)
Government National Mortgage Association (GNMA), 2013-082 IT, IO, PAC	3.500%	5/20/43	2,927,957	634,547
Granite Mortgages PLC, 2003-2 1A3	0.728%	7/20/43	32,009	31,934	(a)(e)
Granite Mortgages PLC, 2004-1 2A1	0.551%	3/20/44	56,162	55,940	(a)
Granite Mortgages PLC, 2004-3 2A1	0.511%	9/20/44	20,238	20,194	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.612%	2/25/35	121,340	106,233	(a)(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.502%	3/25/35	773,047	682,876	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.552%	4/25/36	376,573	320,364	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.557%	1/19/35	319,370	322,898	(a)
HarborView Mortgage Loan Trust, 2004-11 3A1A	0.505%	1/19/35	202,703	156,659	(a)
HarborView Mortgage Loan Trust, 2005-14 3A1A	2.717%	12/19/35	166,961	151,788	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.472%	3/25/36	1,755,085	1,335,493	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.012%	9/25/34	230,752	212,322	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	0.952%	11/25/34	65,686	60,060	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.932%	12/25/34	256,532	215,421	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.653%	10/25/35	439,694	383,877	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	690,000	691,028	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.243%	6/25/35	345,576	349,150	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.352%	2/25/46	772,179	588,375	(a)
MASTR ARM Trust, 2003-6 2A1	2.182%	12/25/33	122,330	123,581	(a)
MASTR ARM Trust, 2004-7 6M1	0.802%	8/25/34	321,465	319,496	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	138,656	143,145
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.502%	5/25/35	1,150,845	975,615	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.811%	5/25/36	416,791	398,386	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	2.987%	5/25/36	157,126	140,062	(a)(b)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	690,000	710,905	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.412%	3/25/36	298,514	230,825	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.700%	5/25/36	821,573	663,840	(a)
Mortgage IT Trust, 2005-3 A1	0.452%	8/25/35	542,362	519,133	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	593,698	590,193	(b)
Residential Accredit Loans Inc., 2004-QA2 A2	0.592%	6/25/34	407,004	405,005	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.432%	12/25/45	375,897	282,357	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.368%	4/25/31	668,313	659,907	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 36.4% (continued)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.302%	7/25/23	420,000	$557,206	(a)
Structured ARM Loan Trust, 2004-09XS A	0.522%	7/25/34	685,255	656,214	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.491%	1/25/35	162,061	143,736	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.455%	7/19/34	460,078	444,436	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.382%	2/25/36	781,695	634,944	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.362%	4/25/36	334,092	253,935	(a)
Structured Asset Securities Corp., 1998-02 M1	1.252%	2/25/28	33,055	34,377	(a)
Structured Asset Securities Corp., 1998-03 M1	1.152%	3/25/28	69,253	67,626	(a)
Structured Asset Securities Corp., 1998-08 M1	1.092%	8/25/28	164,523	162,699	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.502%	3/25/35	221,534	187,756	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.502%	4/25/35	241,589	202,742	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.416%	6/25/35	3,396,988	3,060,554	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.642%	10/25/45	274,249	239,805	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.933%	7/25/47	1,102,448	966,014	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	1.951%	7/25/47	5,729	4,189	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	175,287	170,474	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.512%	10/25/45	643,059	605,124	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR11	2.433%	10/25/34	212,533	214,347	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.752%	12/25/35	751,378	588,682	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-4 CB9	0.552%	6/25/35	892,495	673,764	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.552%	1/25/45	141,358	133,772	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR02 A1A	1.063%	4/25/46	252,258	203,329	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.083%	9/25/46	428,585	379,316	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.512%	7/25/45	414,966	394,869	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.615%	1/25/35	500,465	503,836	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $45,124,466)				46,217,184

ASSET-BACKED SECURITIES - 29.5%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	751,650	599,968
Academic Loan Funding Trust, 2013-1A A	0.952%	12/26/44	655,768	657,605	(a)(b)
Access Financial Manufactured Housing Contract Trust, 1995-1 B1	7.650%	5/15/21	293,490	231,212
Access Group Inc., 2005-B A2	0.459%	7/25/22	152,101	151,114	(a)
ALM Loan Funding, 2013-10A B	2.846%	1/15/25	250,000	242,223	(a)(b)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.221%	9/25/32	168,913	154,995	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.602%	3/25/35	484,753	480,197	(a)
Apidos CDO, 2013-16A B	3.028%	1/19/25	400,000	394,000	(a)(b)
Argent Securities Inc., 2003-W3 M1	1.275%	9/25/33	57,054	55,590	(a)
Argent Securities Inc., 2003-W8 M1	1.200%	12/25/33	528,968	511,966	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.052%	10/27/32	32,608	31,394	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.642%	7/25/35	371,109	368,328	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 29.5% (continued)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	769,362	$636,367
Carlyle Global Market Strategies, 2013-4A C	3.027%	10/15/25	250,000	245,343	(a)(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	391,543	403,111
Citibank Credit Card Issuance Trust, 2014-A3 A3	0.351%	5/9/18	760,000	760,738	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.782%	2/25/35	244,419	235,496	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.582%	7/25/35	560,795	555,774	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.691%	2/25/34	631,145	656,647
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.422%	12/25/34	1,096,850	1,037,683	(a)
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.902%	2/25/34	123,111	117,557	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.052%	10/25/47	724,802	635,154	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	724,453	620,132	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	639,184	(b)
Dryden Senior Loan Fund, 2014-31A C	3.120%	4/18/26	500,000	492,115	(a)(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.150%	4/25/33	640,000	646,363	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.702%	3/25/31	76,317	74,718	(a)(b)
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.500%	12/25/35	95,130	95,279	(a)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	500,000	489,250	(a)(b)(d)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.712%	8/15/30	251,557	234,299	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	195,720	197,607
GSAA Trust, 2006-5 2A3	0.422%	3/25/36	1,315,145	934,020	(a)
GSAMP Trust, 2004-OPT B1	2.550%	11/25/34	80,084	50,042	(a)
GSAMP Trust, 2004-SEA2 M2	1.402%	3/25/34	1,000,000	920,782	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.552%	10/25/46	111,187	84,009	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	580,000	581,176	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.312%	7/25/36	447,411	199,978	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.412%	6/25/36	2,431,526	600,813	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.492%	2/25/36	88,866	87,079	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.651%	7/25/35	804,215	770,982	(a)
Lehman XS Trust, 2005-5N 3A1A	0.452%	11/25/35	293,772	262,470	(a)
Lehman XS Trust, 2006-8 2A4A	0.410%	6/25/36	1,935,454	1,136,330	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	0.977%	9/25/31	206,133	178,047	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.277%	5/25/32	290,932	278,383	(a)
Madison Park Funding Ltd., 2013-11A C	2.976%	10/23/25	250,000	245,494	(a)(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	465,556
MASTR Specialized Loan Trust, 2007-1 A	0.522%	1/25/37	435,843	273,953	(a)(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.277%	9/25/33	815,640	760,160	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	1.212%	9/25/34	74,135	69,524	(a)
Morgan Stanley Capital Inc., 2004-HES M2	2.027%	6/25/34	1,271,559	1,124,253	(a)
National Collegiate Student Loan Trust, 2006-1 A3	0.342%	5/25/26	472,220	468,786	(a)
Neuberger Berman CLO Ltd., 2013-15A C	3.077%	10/15/25	400,000	396,492	(a)(b)
New Century Home Equity Loan Trust, 2004-3 M1	1.082%	11/25/34	638,898	593,324	(a)
Nissan Master Owner Trust Receivables, 2013-A A	0.452%	2/15/18	565,000	565,486	(a)
Novastar Home Equity Loan, 2004-1 M3	0.977%	6/25/34	690,000	651,502	(a)
Novastar Home Equity Loan, 2004-4 M3	1.232%	3/25/35	598,949	600,750	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.952%	2/25/35	131,197	128,778	(a)
Origen Manufactured Housing, 2007-A A2	2.109%	4/15/37	644,768	576,718	(a)
Palmer Square CLO Ltd., 2013-2A B	3.276%	10/17/25	250,000	247,106	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ASSET-BACKED SECURITIES - 29.5% (continued)
Park Place Securities Inc., 2004-WHQ2 M2	1.097%	2/25/35	493,204		$497,133	(a)
Pennsylvania Higher Education Assistance Agency, 2013-3A A	0.902%	11/25/42	502,194		504,982	(a)(b)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.052%	10/25/34	189,548		179,547	(a)
RAAC Series, 2006-RP2 A	0.402%	2/25/37	421,434		411,204	(a)(b)
RAAC Series, 2006-RP3 A	0.422%	5/25/36	745,959		665,158	(a)(b)
RAAC Series, 2007-RP3 M1	0.952%	10/25/46	1,200,000		483,941	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.012%	6/25/33	715,757		680,277	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.030%	8/25/33	112,180		106,209	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633		1	(b)(f)(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.275%	8/25/33	40,244		35,823	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	48,581		49,913
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.802%	9/25/34	295,094		276,836	(a)
Residential Funding Mortgage Securities Trust, 2006-HSA3 A	0.282%	5/25/36	1,109,835		979,194	(a)
SACO I Trust, 2006-3 A3	0.612%	4/25/36	293,560		419,035	(a)
SACO I Trust, 2006-4 A1	0.492%	3/25/36	310,333		455,852	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070		1	(b)(g)
Security National Mortgage Loan Trust, 2007-1A 2A	0.502%	4/25/37	1,796,035		1,409,030	(a)(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	300,000		298,140	(a)(b)(d)
SLM Student Loan Trust, 2003-01 A5C	0.981%	12/15/32	394,258		394,320	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	0.981%	3/15/33	165,908		166,149	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.981%	3/15/33	440,465		441,105	(a)(b)
SLM Student Loan Trust, 2004-3 A5	0.399%	7/25/23	127,079		126,771	(a)
SLM Student Loan Trust, 2012-06 A1	0.312%	2/27/17	9,178		9,177	(a)
SLM Student Loan Trust, 2012-E A1	0.902%	10/16/23	250,419		251,539	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.932%	6/25/35	131,903		130,689	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	2.102%	10/25/34	117,619		70,383	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	90,055		88,762	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	425,185		443,185
Structured Asset Securities Corp., 2005-4XS 2A1A	1.901%	3/25/35	459,521		460,873	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.422%	5/25/31	609,465		353,796	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.812%	2/25/35	167,992		167,204	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.502%	11/25/35	164,102		162,078	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.332%	5/25/47	290,000		184,288	(a)
Venture CDO Ltd., 2014-16A A3L	3.118%	4/15/26	500,000		485,084	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.227%	11/24/25	200,000		197,706	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $36,130,361)					37,488,787

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $31,255)	8.000%	1/31/20	214,800	MXN	28,975	(b)

CORPORATE BONDS & NOTES - 33.2%
CONSUMER DISCRETIONARY - 3.2%
Automobiles - 1.0%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000		601,457	(c)
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		293,950
General Motors Co., Senior Notes	3.500%	10/2/18	400,000		410,000	(b)

Total Automobiles					1,305,407

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC. Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	$35,325

Hotels, Restaurants & Leisure - 0.5%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	161,000
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	216,365	(b)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	260,475

Total Hotels, Restaurants & Leisure				637,840

Household Durables - 0.1%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000	40,519

Media - 1.6%
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	455,258	(c)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	457,000
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000	643,500	(b)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	432,527

Total Media				1,988,285

TOTAL CONSUMER DISCRETIONARY				4,007,376

CONSUMER STAPLES - 1.2%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	91,814

Food & Staples Retailing - 0.5%
Kroger Co., Notes	3.900%	10/1/15	360,000	374,326
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	312,256

Total Food & Staples Retailing				686,582

Food Products - 0.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	104,000	118,439
Mondelez International Inc., Senior Notes	5.375%	2/10/20	96,000	110,488

Total Food Products				228,927

Tobacco - 0.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	465,605

TOTAL CONSUMER STAPLES				1,472,928

ENERGY - 7.0%
Energy Equipment & Services - 0.3%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	365,750

Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	380,000	437,831
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	547,896	(c)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	337,725
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	150,000	168,750
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	174,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	544,375
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	412,776
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	257,400
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	80,000	90,092	(a)
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	467,655
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	137,077	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	400,000	445,000
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	231,189	(e)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	273,300	(e)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	500,000	548,750
Petrobras Global Finance BV, Senior Notes	3.112%	3/17/20	190,000	195,690	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 6.7% (continued)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	$258,387
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	835,614
Petroleos Mexicanos, Senior Notes	3.125%	1/23/19	120,000	124,440	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	43,000
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	594,000
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	229,250	(e)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	280,000	287,717
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	1.147%	4/10/19	650,000	652,263	(a)(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	299,315

Total Oil, Gas & Consumable Fuels				8,593,492

TOTAL ENERGY				8,959,242

FINANCIALS - 14.4%
Banks - 7.0%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	631,485	(c)
Bank of America Corp., Senior Notes	1.300%	3/22/18	660,000	669,104	(a)
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	217,506
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	209,167
Citigroup Inc., Senior Notes	5.500%	10/15/14	54,000	54,784
Citigroup Inc., Senior Notes	6.125%	11/21/17	800,000	915,708	(c)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	374,235
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	260,000	349,749	(a)(b)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	190,000	201,325
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	735,475	(a)(b)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	143,078	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,320,000	1,272,150	(a)(h)
M&T Bank Corp., Junior Subordinated Stock	6.450%	2/15/24	900,000	964,125	(a)(h)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/25/14	1,420,000	1,384,500	(a)(h)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	263,951
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	460,000	472,118	(c)

Total Banks				8,858,460

Capital Markets - 1.9%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	1,000,000	932,500	(a)(h)
Goldman Sachs Capital III, Preferred Securities	4.000%	8/25/14	950,000	760,000	(a)(h)
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	300,000	341,785
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	407,703

Total Capital Markets				2,441,988

Consumer Finance - 3.7%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	314,100
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	340,900
American Express Co., Senior Notes	2.650%	12/2/22	517,000	505,095
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	1,001,250
GMAC Inc., Senior Notes	2.427%	12/1/14	1,956,000	1,964,121	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	598,762

Total Consumer Finance				4,724,228

Diversified Financial Services - 1.6%
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	303,172	(b)
General Electric Capital Corp., Junior Subordinated Bonds	5.250%	6/15/23	600,000	608,250	(a)(h)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	573,678	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	570,544

Total Diversified Financial Services				2,055,644

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Thrifts & Mortgage Finance - 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	$255,279

TOTAL FINANCIALS				18,335,599

HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	330,586
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	312,176

TOTAL HEALTH CARE				642,762

INDUSTRIALS - 0.9%
Airlines - 0.1%
Air 2 US, Notes	8.027%	10/1/19	49,797	52,785	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	50,343	58,901

Total Airlines				111,686

Commercial Services & Supplies - 0.2%
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	310,550

Construction & Engineering - 0.5%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	700,000	693,000	(b)

Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	86,500

TOTAL INDUSTRIALS				1,201,736

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	65,000	70,525	(b)

MATERIALS - 2.0%
Construction Materials - 0.5%
Cemex SAB de CV, Senior Secured Notes	4.977%	10/15/18	650,000	700,375	(a)(b)

Containers & Packaging - 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	262,500

Metals & Mining - 1.3%
ArcelorMittal, Senior Notes	4.250%	8/5/15	50,000	51,500
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	290,000	286,440
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	516,336	(c)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	398,212
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	378,675

Total Metals & Mining				1,631,163

TOTAL MATERIALS				2,594,038

TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	188,000	193,170	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	43,650
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	300,187
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	151,496
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	149,275
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	335,200
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	240,904
Verizon Communications Inc., Senior Notes	1.981%	9/14/18	760,000	802,652	(a)(c)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	331,394

Total Diversified Telecommunication Services				2,547,928

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - 1.1%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	$659,750
Sprint Corp., Senior Notes	7.875%	9/15/23	620,000	691,300	(b)

Total Wireless Telecommunication Services				1,351,050

TOTAL TELECOMMUNICATION SERVICES				3,898,978

UTILITIES - 0.8%
Electric Utilities - 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	320,345

Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	224,000	243,320	(b)

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	409,183

TOTAL UTILITIES				972,848

TOTAL CORPORATE BONDS & NOTES (Cost - $39,967,073)				42,156,032

MORTGAGE-BACKED SECURITIES - 2.2%
GNMA - 2.2%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	266,627	308,614	(c)
Government National Mortgage Association (GNMA) II	1.230%	8/20/58	159,884	162,552	(a)(c)
Government National Mortgage Association (GNMA) II	1.570%	10/20/59-1/20/60	921,002	946,443	(a)(c)
Government National Mortgage Association (GNMA) II	3.170%	10/20/59	38,666	41,536	(a)(c)
Government National Mortgage Association (GNMA) II	1.540%	12/20/59	757,980	777,568	(a)(c)
Government National Mortgage Association (GNMA) II	1.543%	12/20/59	211,811	217,393	(a)(c)
Government National Mortgage Association (GNMA) II	1.336%	7/20/60	177,549	182,391	(a)(c)
Government National Mortgage Association (GNMA) II	1.390%	7/20/60	182,103	185,704	(a)(c)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,800,138)				2,822,201

MUNICIPAL BONDS - 0.3%
North Carolina - 0.3%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes (Cost - $377,771)	1.166%	10/25/41	400,000	405,080	(a)

SENIOR LOANS - 4.4%
CONSUMER DISCRETIONARY - 1.5%
Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.402 - 7.500%	1/26/18	220,806	206,529	(i)(j)

Media - 1.2%
Charter Communications Operating LLC, Term Loan F	3.000%	1/3/21	297,744	293,836	(i)(j)
CSC Holdings Inc., New Term Loan B	2.649%	4/17/20	168,335	166,756	(i)(j)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	789,491	789,861	(i)(j)
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/5/20	250,000	249,360	(i)(j)

Total Media				1,499,813

Specialty Retail - 0.2%
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	248,120	248,032	(i)(j)

TOTAL CONSUMER DISCRETIONARY				1,954,374

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONSUMER STAPLES - 1.2%
Food Products - 0.8%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	788,329		$784,387	(i)(j)
H.J. Heinz Co., Term Loan B2	3.500%	6/5/20	297,744		300,293	(i)(j)

Total Food Products					1,084,680

Household Products - 0.4%
Visant Corp., Term Loan B	5.250%	12/22/16	459,604		458,024	(i)(j)

TOTAL CONSUMER STAPLES					1,542,704

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	239,280		239,978	(i)(j)

INDUSTRIALS - 0.2%
Airlines - 0.2%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	297,744		298,967	(i)(j)

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
First Data Corp., Extended 2018 Term Loan B	4.154%	3/24/18	301,701		302,702	(i)(j)

TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
Intelsat Jackson Holdings S.A., Term Loan B2	3.750%	6/30/19	711,984		714,098	(i)(j)
Windstream Corp., Term Loan B4	3.500%	1/23/20	248,111		247,838	(i)(j)

TOTAL TELECOMMUNICATION SERVICES					961,936

UTILITIES - 0.2%
Electric Utilities - 0.2%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	249,027		250,272	(i)(j)

TOTAL SENIOR LOANS (Cost - $5,399,094)					5,550,933

SOVEREIGN BONDS - 4.2%
Brazil - 2.9%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	420,000		435,225	(b)
Federative Republic of Brazil, Notes	10.000%	1/1/17	7,279,000	BRL	3,192,300

Total Brazil					3,627,525

Mexico - 0.7%
United Mexican States, Bonds	6.500%	6/9/22	7,270,000	MXN	597,013
United Mexican States, Medium-Term Notes	6.750%	9/27/34	85,000		110,500
United Mexican States, Senior Notes	5.550%	1/21/45	210,000		239,400

Total Mexico					946,913

Russia - 0.3%
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	254,000		441,706	(e)

Venezuela - 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	382,000		362,709	(e)

TOTAL SOVEREIGN BONDS (Cost - $5,927,068)					5,378,853

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%
U.S. Government Obligations - 0.0%
U.S. Treasury Notes (Cost - $10,038)	2.750%	11/15/23	10,000		10,250

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY			SHARES	VALUE
COMMON STOCKS - 0.1%
INDUSTRIALS - 0.1%
Marine - 0.1%
DeepOcean Group Holding AS (Cost - $72,490)			3,101	$106,445	(d)(f)

	RATE
PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Capital Markets - 0.5%
State Street Corp. (Cost - $636,510)	5.900%		24,500	641,900	(a)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $136,476,264)				140,806,640

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 0.6%
Repurchase Agreements - 0.6%
State Street Bank & Trust Co. repurchase agreement dated 6/30/14; Proceeds at maturity - $830,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value - $847,372) (Cost - $830,000)	0.000%	7/1/14	830,000	830,000

TOTAL INVESTMENTS - 111.4% (Cost - $137,306,264#)				141,636,640
Liabilities in Excess of Other Assets - (11.4)%				(14,547,043)

TOTAL NET ASSETS - 100.0%				$127,089,597

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid by the Board of Directors, unless otherwise noted.

(f)	Illiquid security.

(g)	The coupon payment on these securities is currently in default as of June 30, 2014.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$45,471,854	$745,330	$46,217,184
Asset-backed securities	—	36,701,397	787,390	37,488,787
Convertible bonds & notes	—	28,975	—	28,975
Corporate bonds & notes	—	42,156,032	—	42,156,032
Mortgage-backed securities	—	2,822,201	—	2,822,201
Municipal bonds	—	405,080	—	405,080
Senior loans	—	5,550,933	—	5,550,933
Sovereign bonds	—	5,378,853	—	5,378,853
U.S. government & agency obligations	—	10,250	—	10,250
Common stocks:
Industrials	—	—	106,445	106,445
Preferred stocks	$641,900	—	—	641,900

Total long-term investments	$641,900	$138,525,575	$1,639,165	$140,806,640

Short-term investments†	—	830,000	—	830,000

Total investments	$641,900	$139,355,575	$1,639,165	$141,636,640

Other financial instruments:
Futures contracts	$365	—	—	$365
Forward foreign currency contracts	—	$35,583	—	35,583
OTC interest rate swaps‡	—	256,378	—	256,378

Total other financial instruments	$365	$291,961	—	$292,326

Total	$642,265	$139,647,536	$1,639,165	$141,928,966

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$20,174	—	—	$20,174
Forward foreign currency contracts	—	$91,936	—	91,936
OTC interest rate swaps‡	—	3,740	—	3,740
OTC credit default swaps on corporate issues - buy protection‡	—	11,254	—	11,254
Centrally cleared interest rate swaps	—	127,166	—	127,170

Total	$20,174	$234,096	—	$254,270

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET-BACKED SECURITIES	INDUSTRIALS	TOTAL
Balance as of September 30, 2013	$699,136	—	$95,165	$794,301
Accrued premiums/discounts	—	$403	—	403
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation
(depreciation)(1)	(120)	(4,513)	11,280	6,647
Purchases	534	791,500	—	792,034
Sales	(60,453)	—	—	(60,453)
Transfers into Level 3(2)	106,233	—	—	106,233
Transfers out of Level 3	—	—	—	—

Balance as of June 30, 2014	$745,330	$787,390	$106,445	$1,639,165

Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2014(1)	$(120)	$(4,513)	$11,280	$6,647

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended June 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2014, the Fund held no unfunded loan commitments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of June 30, 2014, the Fund held forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $106,929. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(p) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,505,183
Gross unrealized depreciation	(5,174,807)

Net unrealized appreciation	$4,330,376

Transactions in reverse repurchase agreements for the Fund during the period ended June 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$14,833,591	0.47%	$17,555,920

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.25% to 0.92% during the period ended June 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $52,316.

At June 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays	0.60%	6/12/2014	7/11/2014	$2,124,500
Deutsche Bank	0.33%	6/13/2014	7/14/2014	10,231,902
Deutsche Bank	0.33%	4/15/2014	7/15/2014	299,702
Barclays	0.60%	6/16/2014	7/16/2014	2,867,950

				$15,524,054

On June 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $16,552,545.

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Sterling	30	3/15	$6,353,643	$6,347,475	$(6,168)

Contracts to Sell:
U.S. Treasury 2-Year Notes	3	9/14	659,146	658,781	365
U.S. Treasury 5-Year Notes	13	9/14	1,548,856	1,552,992	(4,136)
U.S. Treasury 10-Year Notes	37	9/14	4,621,489	4,631,359	(9,870)

					$(13,641)

Net unrealized depreciation on open futures contracts					$(19,809)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended June 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2013	—	—
Options written	44	$29,007
Options closed	(44)	(29,007)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of June 30, 2014	—	—

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank N.A.	3,629,700	$1,636,686	7/15/14	$35,583
Contracts to Sell:
Brazilian Real	Citibank N.A.	7,259,400	3,273,371	7/15/14	(91,936)

Net unrealized depreciation on open forward foreign currency contracts					$(56,353)

At June 30, 2014, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	$(3,740)
Barclays Capital Inc.	2,500,000	9/7/22	1.670% Semi-Annually	3-Month LIBOR	—	133,819
Credit Suisse First Boston Inc.	5,000,000	5/10/22	1.985% Semi-Annually	3-Month LIBOR	—	122,559

Total	$12,500,000				—	$252,638

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc.	$10,000,000	10/18/18	1.580% Semi-Annually	3-Month LIBOR	—	$(42,724)
Credit Suisse First Boston Inc.	5,000,000	9/23/20	2.289% semi-annually	3-Month LIBOR	—	(84,442)

Total	$15,000,000				—	$(127,166)

Notes to Schedule of Investments (unaudited) (continued)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JUNE 30, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	$90,000	3/20/15	0.75%	5.000% quarterly	$(2,777)	$126	$(2,903)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	120,000	3/20/20	3.76%	5.000% quarterly	(7,255)	1,807	(9,062)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/14)	20,000	3/20/15	0.75%	5.000% quarterly	(617)	39	(656)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/14)	10,000	3/20/20	3.76%	5.000% quarterly	(605)	182	(787)

Total	$240,000				$(11,254)	$2,154	$(13,408)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

At June 30, 2014, the Fund held collateral received from Credit Suisse and Barclays Capital Inc., in the amounts of $197,439 and $309,999 on interest rate swap contracts valued at $122,559 and $130,079, respectively. Net exposures to the counterparties were $(74,880) and $(179,920), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$365	$(20,174)	—	—	$(127,166)	$252,638	$105,663
Foreign Exchange Risk	—	—	$35,583	$(91,936)	—	—	(56,353)
Credit Risk	—	—	—	—	—	(11,254)	(11,254)

Total	$365	$(20,174)	$35,583	$(91,936)	$(127,166)	$241,384	$38,056

During the period ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$11,124
Futures contracts (to buy)	1,257,633
Futures contracts (to sell)	2,266,452
Forward foreign currency contracts (to buy)	417,680
Forward foreign currency contracts (to sell)	2,500,170

Average Notional Balance
Interest rate swap contracts	$27,500,000
Credit default swap contracts (to buy protection)	240,000

†	At June 30, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	August 20, 2014